UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2010
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

P.O. Box 4118, Santa Clara, California		95056
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 329-6661
(Former Address: 46897 Bayside Parkway, Fremont, California 94538)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
As previously reported on Form 8-K filed with the SEC on April 24, 2009, Asyst Technologies, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on April 20, 2009 (Case Number 09-43246-RJN), in the United States Bankruptcy Court for the Northern District of California (Oakland).
As of September 1, 2009, Asyst Technologies, Inc. concluded the sale transactions of all U.S. assets related to Fab Automation, Connectivity Software, and AMHS that were previously disclosed in a press release dated July 31, 2009. Asyst Technologies, Inc. has ceased all commercial business operations effective September 1, 2009.
The Company commenced the Plan of Liquidation solicitation process on or about December 28, 2009 by distributing a solicitation package that included the Plan and Disclosure Statement dated December 23, 2009, notice of the Confirmation Hearing, a ballot, and a postage paid return envelope to all parties entitled to vote to accept or reject the Plan. The Plan was approved by the United States Bankruptcy Court for the Northern District of California (Oakland) on February 18, 2010. The Order approving and confirming the Plan and Disclosure Statement as well as the Disclosure Statement are attached as Exhibit 99.1 and incorporated herein by reference.
On March 10, 2010, Asyst filed with the United States Bankruptcy Court for the Northern District of California (Oakland) a Notice of Plan Effective Date. The Notice filed with the Court highlighted the Plan effective date of March 5, 2010 and is attached as Exhibit 99.2 and is incorporated herein by reference. Notice is further given that pursuant to 8.1.2 of the Plan, all shares of stock in Asyst were cancelled and will forever cease trading on any securities exchange or market.
The above referenced documents filed with the Court and other information concerning the bankruptcy proceeding are available on the internet website of Asyst’s claims agent at http://www.asystreorg.com. In accordance with General Instruction B.2 of Form 8-K, the information, and exhibits referred to, in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 except as may be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Financial and Operating Data
Asyst cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports that have been previously filed, which were not prepared for the purpose of providing the basis for an investment decision relating to any securities of Asyst. The Monthly Operating Reports were limited in scope, covered a limited time period, and had been prepared solely for the purpose of complying with the monthly reporting requirements of the Court.
The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. The Monthly Operating Reports presented condensed financial information of Asyst. As previously reported, Asyst’s Japanese subsidiaries, Asyst Technologies Japan Holdings Company, Inc. and Asyst Technologies Japan, Inc., entered into related voluntary proceedings under Japan’s Corporate Reorganization Law (Kaisha Kosei Ho) on April 20, 2009. As a result of these proceedings in Japan, Asyst does not have the necessary ability to obtain current financial information from the Japanese subsidiaries and believes the current value of its equity in these subsidiaries is zero.
There can be no assurance that, from the perspective of an investor or potential investor in Asyst’s securities, the Monthly Operating Reports were complete. The Monthly Operating Reports also contained information for periods which were shorter or otherwise different from those required in Asyst’s previous periodic reports filed with the SEC, and such information might not be indicative of Asyst’s financial condition or operating results for the period that would be reflected in Asyst’s financial statements that would otherwise be filed in periodic reports under the Securities Exchange Act of 1934. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
This Form 8-K including its exhibit(s) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Cautionary Statement Regarding Forward-Looking Statements
Except for statements of historical fact, the statements in this Form 8-K and its exhibit(s) are forward-looking. Forward-looking statements include information concerning our Chapter 11 filing and similar proceedings in Japan, and prospects for reorganizing, liquidating, fulfilling our contractual obligations, and other goals in connection with the proceedings. All forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. The risks and uncertainties related to the reorganization proceedings in Japan and Chapter 11 filing in the United States include risks that these proceedings could have a material negative impact on our financial condition and cash management capability leading to the immediate liquidation of Asyst’s assets; Asyst’s common stock was cancelled and has no future value in connection with the bankruptcy proceeding; Asyst’s common stock was delisted from the NASDAQ Stock Market; during the bankruptcy proceedings, we do not expect to be able to file annual and quarterly reports with the SEC containing financial statements or other information required under the Securities Exchange Act of 1934; we do not currently expect that Asyst will reorganize and continue as a publicly traded company after completion of the bankruptcy proceedings.
Other risks that may adversely affect our business, financial condition and prospects for restructuring include those more fully detailed in Asyst’s Annual Report on Forms 10-K and 10-K/A for the year ended March 31, 2008, and other reports subsequently filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1 The Order approving the Plan and Disclosure Statement and confirming the Plan, including the Disclosure Statement, filed with the United States Bankruptcy Court for the Northern District of California (Oakland).
Exhibit 99.2 The Notice of Plan Effective Date filed with the United States Bankruptcy Court for the Northern District of California (Oakland).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: March 12, 2010	By:	/s/ Paula C. LuPriore
Paula C. LuPriore
The Debtor’s Responsible person

EXHIBIT INDEX

Exhibit 99.1 The Order approving the Plan and Disclosure Statement and confirming the Plan, including the Disclosure Statement, filed with the United States Bankruptcy Court for the Northern District of California (Oakland).

Exhibit 99.2 The Notice of Plan Effective Date filed with the United States Bankruptcy Court for the Northern District of California (Oakland).